EXHIBIT 10
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                    FOURTH NOTE MODIFICATION AGREEMENT
                       AND CONFIRMATION OF GUARANTY
                    -----------------------------------

      THIS FOURTH NOTE MODIFICATION AGREEMENT AND CONFIRMATION OF GUARANTY is executed as of November 12, 2009 (the "Effective Date"), by WAIKELE COUNTRY CLUB INC., a Hawaii corporation, whose address is 1750 Kalakaua Avenue, Suite 3603, Honolulu, Hawaii 96826 (the "Maker"), WAIKELE GOLF COURSE, LLC, a Delaware limited liability company, whose address is 900 North Michigan Avenue, Suite 1400, Chicago, Illinois 60611 (the "Holder"), DONG YANG ENTERPRISE INC., a Hawaii corporation, whose address is 1750 Kalakaua Avenue, Suite 3603, Honolulu, Hawaii 96826, and SAM SOON SUN, an individual, whose address is 1750 Kalakaua Avenue, Suite 3603, Honolulu, Hawaii 96826 (Dong Yang Enterprise Inc. and Sam Soon Sun being collectively referred to herein as the "Guarantor").


                      W I T N E S S E T H   T H A T:
                      -----------------------------

      WHEREAS, the Maker executed that certain Promissory Note dated November 12, 2008, in favor of the Holder, in the principal amount of THIRTEEN MILLION TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($13,250,000.00), as modified by that certain Note Modification Agreement and Confirmation of Guaranty (the "First Modification") dated as of May 12, 2009, executed by the Maker, the Holder and the Guarantor, as further modified by that certain Second Note Modification Agreement and Confirmation of Guaranty (the "Second Modification") dated as of May 19, 2009 executed by the Maker, the Holder and the Guarantor, and as further modified by that certain Third Note Modification Agreement and Confirmation of Guaranty (the "Third Modification") dated as of June 16, 2009 (such Promissory Note, the First Modification, the Second Modification and the Third Modification being collectively referred to herein as the "Note"), which principal amount was fully funded, the Note being secured by that certain Mortgage, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing dated November 12, 2008, filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii as Land Court Document No. 3805044, and noted on Transfer Certificate of Title No. 928,280, and also recorded in the Bureau of Conveyances of the State of Hawaii as Document No. 2008-172621, a UCC Financing Statement having been filed as Document No. 2008-172622 (collectively, the "Mortgage");

      WHEREAS, Maker's obligations under the Note and the Mortgage have been guarantied by each Guarantor under the terms of that certain Guaranty dated November 12, 2008, executed by each Guarantor in favor of the Holder; which Guaranty was reaffirmed by the First Modification, the Second Modification and the Third Modification;

      WHEREAS, the Maker and the Holder have agreed to further modify the Note as hereinafter provided; and

      WHEREAS, each Guarantor has agreed to again confirm that the obligations of each Guarantor under the Guaranty remain in full force and effect.

      NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the Maker and the Holder mutually agree that the Note is modified, as of the Effective Date, as follows:

      1. In the section of the Note entitled "Payments; Maturity Date", subsection (a) and subsection (b) are revised in their entirety to state as follows:

            "(a) Monthly payments of interest on the outstanding principal balance of this Note shall be payable commencing on the 12th day of December, 2008, and continuing on the same day of every month thereafter until the Maturity Date (as defined below); provided that on November 12, 2009, the Maker shall (i) pay to the Holder the monthly payment of interest due on November 12, 2009 under the terms of this Note, (ii) prepay to the Holder the monthly payment of interest that would be due on December 12, 2009 under the terms of this Note, and (iii) prepay to the Holder the monthly payment of interest that would be due on January 12, 2010 under the terms of this Note, it being acknowledged by the Holder that by reason of such prepayments of the monthly payments of interest, no monthly payment of interest would be required to be paid on February 12, 2010 and continuing on the same day of every month thereafter until the Maturity Date.

            (b) A principal payment in the amount of $200,000.00 shall be made by the Maker to the Holder on May 12, 2009. An additional payment in the amount of $50,000.00 shall be made by the Maker to the Holder on May 20, 2009, which payment shall be applied first to accrued and unpaid interest through such date with the remainder applied to the outstanding principal balance of the Note. An additional payment in the amount of $100,000.00 shall be made by the Maker to the Holder on June 16, 2009, which payment shall be applied first to accrued and unpaid interest through such date with the remainder applied to the outstanding principal balance of the Note. An additional payment in the amount of $100,000.00 shall be made by the Maker to the Holder on June 23, 2009, which payment shall be applied first to accrued and unpaid interest through such date with the remainder applied to the outstanding principal balance of the Note. An additional payment in the amount of $100,000.00 shall be made by the Maker to the Holder on September 12, 2009, which payment shall be applied first to accrued and unpaid interest, if any, through such date with the remainder applied to the outstanding principal balance of the Note. An additional principal payment in the amount of $1,000,000.00 shall be made by the Maker to the Holder on November 12, 2009. All unpaid principal and accrued interest shall be due and payable in full, unless sooner paid, on May 12, 2010 (the "Maturity Date")."

      2. In all other respects the terms and conditions of the Note, as modified by this instrument, (i) shall remain in full force and effect, and
(ii) shall continue to be secured by the Mortgage, which Mortgage is hereby confirmed.

      AND each Guarantor hereby reconfirms to the Holder that the obligations of each Guarantor under the Guaranty remain in full force and effect and that each Guarantor is obligated to repay the outstanding principal balance under the Note, as modified by this instrument, together with interest thereon, all in accordance with the terms of the Guaranty, the Note, as modified by this instrument, and the Mortgage.

      AND, in further consideration of the premises, each of the Maker and the Guarantor hereby (i) reaffirms to the Holder that neither the Maker nor the Guarantor possesses any offset or defense to the enforcement of the Note, as modified by this instrument, to the enforcement of the Mortgage and/or to the enforcement of the debt evidenced and secured thereby, (ii) waives and releases all defenses and agrees not to assert any offset or defense arising out of events or occurrences prior to the Effective Date, and (iii) confirms that this instrument evidences a revision to the Note and not a novation.

      This instrument may be executed in one or more counterparts. It shall be fully executed when each party whose signature is required has signed at least one counterpart even though no one counterpart contains the signatures of all of the parties. Each executed counterpart shall be deemed an original, but all of such counterparts together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the Maker, the Holder and the Guarantor have executed this instrument as of the Effective Date.


                              WAIKELE COUNTRY CLUB INC.,

                              a Hawaii corporation


                              By    /s/ Ji Yong Park
                                    ----------------------------------
                                    Name:  Ji Yong Park
                                    Title: President
                                                            Maker



                              WAIKELE GOLF COURSE, LLC,
                              a Delaware limited liability company


                              By    /s/ Janis G. Yee
                                    ----------------------------------
                                    Name:  Janis G. Yee
                                    Title: Vice President
                                                            Holder



                              DONG YANG ENTERPRISE INC.,
                              a Hawaii Corporation


                              By    /s/ Ji Yong Park
                                    ----------------------------------
                                    Name:  Ji Yong Park
                                    Title: President
                                                            Guarantor



                              /s/ Sam Soon Sun
                              ----------------------------------------
                              SAM SOON SUN
                                                            Guarantor






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